UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2003

SOLA International Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13606	94-3189941
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

10590 West Ocean Air Drive, Suite 300
San Diego, CA 92130
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 509-9899

None

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 12.   Results of Operations and Financial Condition

          On October 28, 2003, the registrant released earnings for the second quarter fiscal 2004.

          The earnings release contains a non-GAAP measure which is a financial measure of the Company’s performance that excludes or includes amounts thereby differentiating it from the most directly comparable measure presented in financial statements that are calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP). Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within its earnings release to the most directly comparable GAAP measure for this non-GAAP measure.

          The Company issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

          The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

1

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLA International Inc.

Date: October 29, 2003	By:/s/ Ronald F. Dutt

Ronald F. Dutt
Executive Vice President and
Chief Financial Officer

S-1

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release issued October 28, 2003 (furnished solely pursuant to Item 12 of Form 8-K)

E-1